ROSS MILLER

Secretary of State

202 N. Carson Street

Carson City, Nevada  89701-4069

(775) 684-5708

Website:  secretaryofstate.biz

ARTICLES OF INCORPORATION	Filed in the office of	Document Number 20070191907-56
(PURSUANT TO NRS 78)	/s/ Ross Miller Ross Miller	Filing Date and Time 03-19-2007 7:50 AM
	Secretary of State State of Nevada	Entity Number E0206632007-4

USE BLACK IN ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICR USE ONLY

1.	Name of Corporation:	SLAP, Inc.
2.	Resident Agent Name and Street Address: (must be a Nevada address where process may be served	PARACORP INCORPORATED Name 318 NORTH CARSON STREET, SUITE 208 CARSON CITY Nevada 89701 (MANDATORY) Physical Street Address City State Zip Code (OPTIONAL) Mailing Address City State Zip Code
3.	Shares: (number of shares Corporation is authorized to issue)	Number of Shares Par value Number of shares With par value: 75,000,000 per share: $0.01 without par value: Nil
4.	Names and Addresses of the Board of Directors/Trustees (each Director/Trustee must be a natural person at least 18 years of age: attach additional page if more than 3 directors/trustees

1.

David Wehrhahn

Name

565 Silvertip Road

Canmore

AB

T1W 3K8

Street Address

City

State

Zip Code

2.

Kelly Warrack

Name

Box 25, Site 12, RR5

Calgary

AB

T2P 2G6

Street Address

City

State

Zip Code

3.

Donald Byers

Name

17732 – 92 Street NW

Edmonton

AB

T5J 2L5

Street Address

City

State

Zip Code

5.	Purpose: (optional – see instructions)	The purpose of this Corporation shall be: Oil and Gas Exploration
6.	Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)	David Wehrhahn X /s/ David Wehrhahn Name Signature 565 Silvertip Road Canmore AB T1W 3K8 Address City State Zip Code
7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named Corporation. X /s/ Michele Calkins for Paracorp Incorporated 3-19-07 Authorized signature of R.A. or On Behalf of R.A. Company Date

This form must be accompanied by appropriate fees.

            Nevada Secretary of State Form 78 Articles 2007

            Revised on: 01/01/07